SUPPLEMENT DATED DECEMBER 22, 2009 TO

STATEMENT OF ADDITIONAL INFORMATION

TCW FUNDS, INC.

February 27, 2009

The section titled “Directors and Officers” at page A-29 is amended as follows:

All information pertaining to Ronald R. Redell is deleted.

Charles W. Baldiswieler is designated President and Chief Executive Officer of TCW Funds, Inc.

December 22, 2009